UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2011

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100
Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     Concho Resources Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2011. At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class I directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2014 Annual Meeting of Stockholders, (ii) ratify the Audit Committee of the Board of Directors’ selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers and (iv) approve, on an advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers. Each of these items is more fully described in the Company’s proxy statement filed on April 28, 2011.
The results of the matters voted upon at the Annual Meeting are as follows:
     Proposal No. 1 — Election of Class I Directors: The election of each Class I director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Timothy A. Leach	81,193,991	3,278,275	4,420,906
William H. Easter III	83,349,728	1,122,538	4,420,906
W. Howard Keenan, Jr.	83,155,430	1,316,836	4,420.906
     Proposal No. 2 — Ratification of the Selection of Grant Thornton LLP: The ratification of the selection of Grant Thornton LLP was approved as follows:

For	Against	Abstain
88,570,067	312,580	10,525
     Proposal No. 3 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain	Broker Non-Votes
83,294,968	1,152,718	24,580	4,420,906
     Proposal No. 4 — Approval, on an Advisory Basis, of the Frequency of the Stockholder Vote on the Compensation of the Company’s Named Executive Officers: The holding of the advisory vote on the compensation of the Company’s named executed officers every year was approved on an advisory basis as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
58,354,772	487,424	25,610,455	19,615	4,420,906
     The Company has determined that it will hold an advisory vote on the compensation of its named executive officers every year, until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.
Date: June 6, 2011	By:	/s/ C. WILLIAM GIRAUD
		Name:	C. William Giraud
		Title:	Senior Vice President, General Counsel and Corporate Secretary